November 3, 2015

DREYFUS PREMIER GNMA FUND, INC.

Dreyfus GNMA Fund

Supplement to Summary and Statutory Prospectus
dated September 1, 2015

Effective November 1, 2015, the following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary - Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Robert Bayston, CFA is the fund's primary portfolio manager, a position he has held since April 2006.  Mr. Bayston is the Managing Director and Senior Portfolio Manager of U.S. Rates and Securitized Strategies at Standish Mellon Asset Management Company, LLC, an affiliate of Dreyfus, where he is responsible for the portfolio management of all U.S. Treasury/government and agency mortgage-backed strategies as well as inflation linked portfolios.  Mr. Bayston also is an employee of Dreyfus and Amherst Capital Management LLC, an affiliate of Dreyfus.

Effective November 1, 2015, the following information supersedes and replaces the third paragraph in "Fund Details - Management" in the statutory prospectus:

Robert Bayston, CFA is the fund's primary portfolio manager, a position he has held since April 2006.  Mr. Bayston has been employed by Dreyfus since September 2001.  Mr. Bayston is the Managing Director and Senior Portfolio Manager of U.S. Rates and Securitized Strategies at Standish Mellon Asset Management Company, LLC (Standish), where he is responsible for the portfolio management of all U.S. Treasury/government and agency mortgage-backed strategies as well as inflation linked portfolios.  Mr. Bayston joined Standish in 1991.  Mr. Bayston also is an employee of Amherst Capital Management LLC, which he joined in June 2015.  Mr. Bayston manages the fund as an employee of Dreyfus.

November 3, 2015

DREYFUS PREMIER GNMA FUND, INC.

Dreyfus GNMA Fund

Supplement to Statement of Additional Information

dated January 1, 2015, as revised or amended January 21, 2015,

February 1, 2015, April 1, 2015, April 27, 2015, June 1, 2015, September 1, 2015,

September 4, 2015, October 1, 2015 and October 6, 2015

Effective November 1, 2015, the following information supplements and supersedes any contrary information contained in "Certain Portfolio Manager Information":

Additional Portfolio Managers.  The following table lists the fund's portfolio managers who are in addition to the primary portfolio managers listed in the prospectus.

Fund	Additional Portfolio Managers

DGNMAF	Karen Gemmett Eric Seasholtz

Effective November 1, 2015, the following information supplements the information contained in "Portfolio Managers and Portfolio Manager Compensation":

Amherst Capital:  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Amherst Capital Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Amherst Capital's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Amherst Capital products), or a combination of the above.  Individual awards for portfolio managers are discretionary, based on both individual and portfolio performance.  Also considered in determining individual awards are team participation and general contributions to Amherst Capital.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Effective November 1, 2015, the following information supplements the information contained in "Glossary":

Term	Meaning
Amherst Capital	Amherst Capital Management LLC